UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2003

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

     SPECIAL CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

     From time to time, in both written reports (such as this report) and oral statements, Salem Communications Corporation (“Salem” or the “company”, including references to Salem by “we,” “us” and “our”) makes “forward-looking statements” within the meaning of Federal and state securities laws. Disclosures that use words such as the company “believes,” “anticipates,” “expects,” “may,” “projects” or “plans” and similar expressions are intended to identify forward-looking statements, as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the company's current expectations and are based upon data available to the company at the time of the statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations including, but not limited to, Salem's ability to close and integrate announced transactions, competition in the radio broadcast, publishing and Internet industries and from new technologies; Salem's funding needs and financing sources; market acceptance of recently launched music formats and adverse economic conditions. These risks as well as other risks and uncertainties are detailed from time to time in Salem's reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Forward-looking statements made in this report speak as of the date hereof. The company undertakes no obligation to update or revise any forward-looking statements made in this report. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by Salem about its business. These projections or forward-looking statements fall under the safe harbors of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Salem Communications Corporation regarding the Fifth Amdended and Restated Credit Agreement dated September 29, 2003.

99.2	Press release of Salem Communications Corporation regarding the confirmation of earnings guidance dated September 29, 2003.

ITEM 9.	REGULATION FD DISCLOSURE.*

     The following information and the exhibits relating thereto are furnished pursuant to Item 9 of this Current Report on Form 8-K. On September 29, 2003, Salem Communications Corporation issued a press release announcing its amended and restated credit facility. A copy of the press release is attached hereto as Exhibit 99.1. In addition on September 29, 2003, Salem Communications Corporation issued a press release announcing its participation at the NAB Radio Show Investors Seminars. The second September 29, 2003 press release also provided an update regarding Salem’s projected results of operations for the fiscal quarter ending September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.2.

     * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: September 30, 2003
By: /s/ EVAN D. MASYR

Evan D. Masyr
Vice President and Corporate Controller

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release of Salem Communications Corporation regarding the Fifth Amended and Restated Credit Agreement dated September 29, 2003.

99.2	Press release of Salem Communications Corporation regarding the confirmation of earnings guidance dated September 29, 2003.

EXHIBIT 99.1

SALEM COMMUNICATIONS COMPLETES $150 MILLION CREDIT FACILITY

CAMARILLO, Calif.--(BUSINESS WIRE)--Sept. 29, 2003--Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on religious- and family-themed programming, announced today that Salem Communications Holding Corp. has amended and restated its $150 million credit facility with a consortium of leading financial institutions. BNY Capital Markets, acting as Administrative Agent, arranged the facility. The other institutions participating in the facility are: GE Capital, SunTrust Bank, Fleet National Bank, ING Capital, Wells Fargo Foothill, Credit Lyonnais, Credit Suisse First Boston and Union Bank of Switzerland. The credit facility consists of a $75 million term loan, maturing September 2009 and a $75 million revolver facility, maturing March 2010. The combined facility provides for a maximum total debt leverage ratio of 7.25x.

David A.R. Evans, Chief Financial Officer of Salem Communications, commented, “We are pleased to have completed this transaction, which provides sufficient capital resources to support the company's continued growth. We are highly appreciative of the strong level of support and commitment that we received from our financial partners.”

As a result of the completion of this credit facility and other factors, Salem made the decision to cancel a contemplated debt offering, which will result in a one-time expense of approximately $0.7 million.

About Salem Communications

Salem Communications, headquartered in Camarillo, is the leading radio broadcaster focused on religious- and family-themed programming. Upon the completion of all announced transactions, the company will own and operate 92 radio stations, in 36 radio markets, including 58 stations in the top 25 markets. In addition to its radio properties, Salem owns the Salem Radio Network, which syndicates talk, news and music programming to approximately 1,600 affiliated radio stations throughout the United States; Salem Radio Representatives, a national sales force; Salem Web Network, a leading Internet provider of Christian-focused content; and Salem Publishing, a leading publisher of Christian magazines.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem Communications to close and integrate announced transactions; market acceptance of recently launched stations; competition in the radio broadcast, Internet and publishing industries and from new technologies; adverse economic conditions; and other risks and uncertainties detailed from time to time in Salem Communications’ periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem Communications undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

EXHIBIT 99.2

SALEM COMMUNICATIONS UPDATES THIRD QUARTER 2003 GUIDANCE; COMPANY TO PRESENT AT THE NAB RADIO SHOW

CAMARILLO, Calif.--(BUSINESS WIRE)--Sept. 29, 2003--Salem Communications Corporation (Nasdaq:SALM) announced today that it is updating guidance for the third quarter of 2003. Specifically, the Company expects net broadcast revenue of between $42.5 and $42.8 million and station operating income of between $14.9 to $15.2 million for the quarter ending September 30, 2003, slightly reduced from previous guidance. Third quarter 2003 guidance was originally provided on August 4, 2003, in conjunction with the Company’s second quarter 2003 earnings results.

Edward G. Atsinger III, President and CEO, commented, “Despite another challenging quarter for the radio industry, Salem will achieve revenue growth of approximately 7%. This again demonstrates the benefits of the consistent and stable growth provided by our block programming business and of our portfolio of start-up and development stage stations, which continue to deliver strong growth. These unique features of Salem's business model provides some insulation from the economic sensitivity of the broader radio industry.”

In addition, the Company will present Thursday, October 2, 2003, at the NAB Radio Show Investor Seminars to be held by Deutsche Bank and Morgan Stanley, in Philadelphia, Pa. A copy of the Company’s investor presentation may be accessed through the investor relations portion of Salem's website, located at www.salem.cc.

Salem Communications Corporation, headquartered in Camarillo, is the leading U.S. radio broadcaster focused on religious- and family-themed programming. Upon the close of all announced transactions, the company will own and operate 92 radio stations in 36 radio markets, including 58 stations in the top 25 markets. In addition to its radio properties, Salem owns the Salem Radio Network, which syndicates talk, news and music programming to approximately 1,600 affiliated radio stations; Salem Radio Representatives, a national sales force; Salem Web Network, the leading Internet provider of Christian content; and Salem Publishing, a leading publisher of Christian magazines.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem Communications to close and integrate announced transactions; market acceptance of recently launched stations; competition in the radio broadcast, Internet and publishing industries and from new technologies; adverse economic conditions; and other risks and uncertainties detailed from time to time in Salem Communications' periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem Communications undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.